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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            -------------------------

                                     FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported) November 6, 2001
                                                 -------------------------------


                             The Liberty Corporation
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               (Exact name of Registrant as Specified in Charter)


       South Carolina                 1-5846                      57-0507055
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(State or Other Jurisdiction     (Commission File               (IRS Employer
     of Incorporation)                Number)                Identification No.)


135 South Main Street, Greenville, SC                               29601
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code          (864) 241-5400
                                                   -----------------------------

                                      n/a
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         (Former Name or Former Address, if Changed Since Last Report)






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ITEM 9. REGULATION FD DISCLOSURE.

[LIBERTY CORPORATION LETTERHEAD]

For Further Information:  Howard Schrott (864) 241-5400



                  THE LIBERTY CORP. DECLARES QUARTERLY DIVIDEND


         Greenville, SC (November 6, 2001) - The board of directors of The Liberty Corporation (NYSE:LC) today declared a regular quarterly dividend of 22 cents per share on its common stock, payable on January 3, 2002, to shareholders of record on December 14, 2001. Liberty currently has approximately 19,706,000 common shares outstanding.

         A major group broadcaster, Liberty owns fifteen network-affiliated television stations, including eight NBC affiliates (WAVE-TV, Louisville, KY; WIS-TV, Columbia, SC; WLBT-TV, Jackson, MS; WFIE-TV, Evansville, IN; WSFA-TV, Montgomery, AL; KCBD-TV, Lubbock, TX; WALB-TV, Albany, GA and KPLC-TV, Lake Charles, LA); five ABC affiliates (KLTV-TV, Tyler, TX; KTRE-TV, the satellite affiliate of KLTV in Lufkin, TX; WLOX-TV, Biloxi, MS; WWAY-TV, Wilmington, NC and KAIT-TV, Jonesboro, AR); and two CBS affiliates (WTOL-TV, Toledo, OH and KGBT-TV, Harlingen, TX). In addition, Liberty owns CableVantage Inc., a cable advertising sales subsidiary; Take Ten Productions, a video production facility; and Broadcast Merchandising Company, a professional broadcast equipment dealership.

         Liberty has operational partnerships and equity positions in WorldNow, the leading provider of Internet technology solutions for local media companies; MyWeather, developer of innovative technologies to provide personalized weather on the web, and iBlast, the nation's largest wireless data broadcast distribution network that provides a fast, cost-effective "last mile" solution for content providers and consumers.

         For further information about Liberty, visit the corporate website, www.libertycorp.com.

Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information contained herein or in any other written or oral statements made by, or on behalf of the Company, is or may be viewed as forward-looking. The words "expect," "believe," "anticipate" or similar expressions identify forward-looking statements. Although the Company has used appropriate care in developing any such forward-looking information, forward-looking information involves risks and uncertainties that could significantly impact actual results. These risks and uncertainties include, but are not limited to, the following: changes in national and local markets for television advertising; changes in general economic conditions, including the performance of financial markets and interest rates; competitive, regulatory, or tax changes that affect the cost of or demand for the Company's products; and adverse litigation results. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future developments, or otherwise.


                                      -END-


                                      -1-

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                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   THE LIBERTY CORPORATION


                                   By:    /s/ Martha Williams
                                          --------------------------------------
                                          Name:  Martha Williams
                                          Title: Vice President, General Counsel
                                                 and Secretary


                                   November 6, 2001